iM GLOBAL PARTNER FUNDS

(the “Trust”)

Polen Capital Global Growth ETF

Polen Capital China Growth ETF

Polen Capital International Growth ETF

(the “Funds”)

Supplement dated June 26, 2026 to the Statutory Prospectus, Summary Prospectuses

and Statement of Additional Information of the iM Global Partner Funds, each dated April 30, 2026, as amended

Notice to Existing Shareholders:

At the recommendation of iM Global Partner Fund Management, LLC, the Trust’s investment adviser, the Board of Trustees of the Trust has approved the liquidation of the Funds.

The Funds will redeem shares or exchange Fund shares for shares of other iMGP Funds through August 14, 2026 (the “Closing Date”). On or about August 31, 2026 (the “Liquidation Date”), the Funds will cease operations, liquidate their assets, and prepare to distribute proceeds to shareholders of record on the Liquidation Date. Shareholders of record of the Funds remaining on the Liquidation Date will receive cash at the net asset value of their shares as of such date. Any liquidation proceeds paid to shareholders should generally be treated as received in exchange for shares and will therefore generally give rise to a capital gain or loss depending on a shareholder’s tax basis. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation.

Prior to the Closing Date, the Funds will begin liquidating their portfolios. This will result in the Funds no longer pursuing their stated investment objectives and increasing their holdings in cash and/or cash equivalents. Shareholders of the Funds may redeem shares or exchange Fund shares for shares of other iMGP Funds on or prior to August 14, 2026.

Shareholders can call 800-960-0188 for additional information.

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Investors Should Retain this Supplement for Future Reference